UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2010

PRIME GROUP REALTY TRUST
 (Exact name of registrant as specified in its charter)

MARYLAND	1-13589	36-4173047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 North Wabash Avenue, Suite 2800, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On January 11, 2010, Prime Group Realty Trust (the “Company”) announced its intention to delist its 9% Series B Cumulative Redeemable Preferred Shares (“Series B Preferred Shares”) from the New York Stock Exchange (the “NYSE”) and remove the Series B Preferred Shares from registration under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In the next few weeks, the Company expects to voluntarily cease trading on the NYSE. After voluntarily delisting the Series B Preferred Shares from the NYSE, the Company expects that the trading of the Series B Preferred Shares will be reported in the Pink Sheets with Pink OTC Markets Inc. The Company also expects to subsequently file a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister the Series B Preferred Shares under Sections 12(b) and 12(g) of the Exchange Act, and to suspend the reporting obligations of the Company under Section 15(d) of the Exchange Act. These actions are consistent with the Company’s previous disclosures and its obligations under the Agreement and Plan of Merger (the “Merger Agreement”) relating to the July 2005 acquisition of its common shares. Upon filing for deregistration with the SEC, the Company will become a voluntary filer of its reports under the Exchange Act through June 30, 2010 in accordance with its obligations under the Merger Agreement. The Company’s Board of Trustees has approved the delisting from the NYSE and deregistration of the Series B Preferred Shares under the Exchange Act in order to save significant costs associated with compliance with these regulatory provisions.

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the SEC.

The Company issued a press release on January 11, 2010 disclosing the foregoing matters set forth in this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements
None.
(b)	Exhibits:

Exhibit
No.	Description
99.1	Press Release of Prime Group Realty Trust dated January 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST
By: /s/ Jeffrey A. Patterson

Jeffrey A. Patterson
Dated: January 11, 2010	President and Chief Executive Officer